UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 10, 2005

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QUIPP, INC.

(Exact Name of Registrant as Specified in Charter)

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Florida	0-14870	59-2306191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 NW 157th Street, Miami, Florida 33014

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (305) 623-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Financial Statements and Exhibits

Reference is made to the Current Report on Form 8-K filed with the Securities and Exchange by Quipp, Inc. (“Quipp”) on August 16, 2005, which described Quipp’s acquisition of all of the outstanding stock of Newstec, Inc. on August 10, 2005. In that report, Quipp undertook to file the required financial statements and pro forma financial information by amendment. Accordingly, Quipp is filing this amendment to its Current Report on Form 8-K to include the required financial statements and pro forma financial information.

(a)

Financial Statements of Business Acquired

Newstec, Inc.’s Unaudited Condensed Financial Statements for the six months ended June 30, 2005 and June 30, 2004 are attached hereto as Exhibit 99.1. Newstec Inc.’s Audited Financial Statements for the years ended December 31, 2004 and December 31, 2003 are attached hereto as Exhibit 99.2.

(b)

Pro Forma Financial Information

The Company’s Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2005 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2005 and the years ended December 31, 2004 and December 31, 2003 are attached hereto as Exhibit 99.3.

(c)

Exhibits

The following exhibits are furnished as part of this report:

99.1

Newstec, Inc.’s Unaudited Condensed Financial Statements for the six months ended June 30, 2005 and June 30, 2004.

99.2

Newstec, Inc.’s Audited Financial Statements for the years ended December 31, 2004 and December 31, 2003.

99.3

Quipp, Inc. and Subsidiaries Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2005 and Unaudited Pro forma Condensed Combined Statements of Operations for the six months ended June 30, 2005 and the years ended December 31, 2004 and December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC.

By:	/s/ ERIC BELLO
Eric Bello
Director of Finance and Treasurer
(Principal financial and accounting officer)

Date: October 25, 2005

EXHIBIT INDEX

Exhibit No.

Exhibit

99.1

Newstec, Inc.’s Unaudited Condensed Financial Statements for the six months ended June 30, 2005 and June 30, 2004.

99.2

Newstec, Inc.’s Audited Financial Statements for the years ended December 31, 2004 and December 31, 2003.

99.3

Quipp, Inc. and Subsidiaries Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2005 and Unaudited Pro forma Condensed Combined Statements of Operations for the six months ended June 30, 2005 and the years ended December 31, 2004 and December 31, 2003.